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                          STANDARD FORM OF OFFICE LEASE
                     The Real Estate Board of New York, Inc.
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     AGREEMENT  OF LEASE,  made as of this first day of May,  2000,  between 400
Columbus Avenue LLC, having an office at 400 Columbus Avenue, Valhalla, New York, party of the first part, hereinafter referred to as OWNER, and Candie's Incorporated, a Delaware corporation with offices at 400 Columbus Avenue, Valhalla, New York, party of the second part, hereinafter referred to as TENANT,

     WITNESSETH: Owner hereby leases to Tenant and Tenant hereby hires from Owner that portion of the building shown on Exhibit "A" entitled "Tenant Space" in the building known as 400 Columbus Avenue, Valhalla, New York, for a term of five (5) years and two and one-half (2 1/2 months) to commence on May 15, 2000 and to end on July 31, 2005, both dates inclusive, at the annual rental rate of two hundred ninety-nine thousand, four hundred forty and 50/100 ($299,440.50) Dollars, which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Owner or such other place as Owner may designate, without any set off or deduction whatsoever, except that Tenant shall pay the first monthly installment(s) on the execution hereof (unless this lease be a renewal).

     In the event that, at the commencement of the term of this lease, or thereafter, Tenant shall be in default [Insert 1] in the payment of rent to Owner pursuant to the terms of another lease with Owner or with Owner's predecessor in interest, Owner may at Owner's option and without notice to Tenant add the amount of such arrears to any monthly installment of rent payable hereunder and the same shall be payable to Owner as additional rent.

     The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:

Rent: 1. Tenant shall pay the rent as above and as hereinafter provided.

Occupancy: 2. Tenant shall use and occupy the demised premises for

Tenant Alterations 3. Tenant shall make no changes in or to the demised premises of any nature without Owner's prior written consent. Subject to the prior written consent of Owner, and to the provisions of this article, Tenant at Tenant's expense, may make alterations, installations, additions or improvements which are non- structural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises by using contractors or mechanics first approved by Owner. [Insert 2] Tenant shall, before making any alterations, additions, installations or improvements, at its expense, obtain all permits, approvals and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Owner and Tenant agrees to carry and will cause Tenant's contractors and sub-contractors to carry such workman's compensation, general liability, personal and property damage insurance as Owner may [Insert 3] require. If any mechanic's lien is filed against the demised premises, or the building of which the same forms a part, for work claimed to have been done for, or materials furnished to, Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within thirty days thereafter, at Tenant's expense by payment or filing the bond required by law. All fixtures and all paneling, partitions, railings and like installations, installed in the premises at any time, either by Tenant or by Owner on Tenant's behalf, shall, upon installation, become the property of Owner and shall remain upon and be surrendered with the demised premises unless Owner, by notice to Tenant no later than twenty days prior to the date fixed as the termination of this lease, elects to relinquish Owner's right thereto and to have them removed by Tenant, in which event the same shall be removed from the premises by Tenant prior to the expiration of the lease, at Tenant's expense. Nothing in this Article shall be construed to give Owner title to or to prevent Tenant's removal of trade fixtures, moveable office furniture and equipment, but upon removal of any such from the premises or upon removal of other installations as may be required by Owner, Tenant shall immediately and at its expense, repair and restore the premises to the condition existing prior to installation and repair any damage to the demised premises or the building due to such removal. All property permitted or required to be removed, by Tenant at the end of the term remaining in the premises after Tenant's removal shall be deemed abandoned and may, at the election of Owner, either be retained as Owner's property or may be removed from the premises by Owner, at Tenant's expense.

Maintenance and Repairs: 4. Tenant shall, throughout the term of this lease, take good care of the demised premises and the fixtures and appurtenances therein. Tenant shall be responsible for all damage or injury to the demised premises or any other part of the building and the systems and equipment thereof, whether requiring structural or nonstructural repairs caused by or resulting from carelessness, omission, neglect or improper conduct of Tenant, Tenant's subtenants, agents, employees, invitees or licensees, or which arise out of any work, labor, service or equipment done for or supplied to Tenant or any subtenant or arising out of the installation, use or operation of the property or equipment of Tenant or any subtenant. Tenant shall also repair all damage to the building and the demised premises caused by the moving of Tenant's fixtures, furniture and equipment. Tenant shall promptly



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make, at Tenant's expense,  all repairs in and to the demised premises for which
Tenant is responsible. Any other repairs in or to the building or the facilities and systems thereof for which Tenant is responsible shall be performed by Owner at the Tenant's expense. [Insert 4] Owner shall maintain in good working order and repair the exterior and the structural portions of the building, including the structural portions of its demised premises, and the public portions of the building interior and the building plumbing, electrical, heating and ventilating systems (to the extent such systems presently exist) serving the demised premises. Tenant agrees to give prompt notice of any defective condition in the premises for which Owner may be responsible hereunder. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or others making repairs, alterations, additions or improvements in or to any portion of the building or the demised premises or in and to the fixtures, appurtenances or equipment thereof. It is specifically agreed that Tenant shall not be entitled to any setoff or reduction of rent by reason of any failure of Owner to comply with the covenants of this or any other article of this Lease. Tenant agrees that Tenant's sole remedy at law in such instance will be by way of an action for damages for breach of contract. The provisions of this Article 4 shall not apply in the case of fire or other casualty which are dealt with in Article 9 hereof.

Window Cleaning: 5. Tenant will not clean nor require, permit, suffer or allow any window in the demised premises to be cleaned from the outside in violation of Section 202 of the Labor Law or any other applicable law or of the Rules of the Board of Standards and Appeals, or of any other Board or body having or asserting jurisdiction.

Requirements of Law, Fire Insurance, Floor Loads: 6. Prior to the commencement of the lease term, if Tenant is then in possession, and at all times thereafter, Tenant, at Tenant's sole cost and expense, shall promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters, Insurance Services Office, or any similar body which shall impose any violation, order or duty upon Owner or Tenant with respect to the demised premises, arising out of Tenant's use or manner of use thereof, (including Tenant's permitted use) or, with respect to the building if arising out of Tenant's use or manner of use of the premises or the building (including the use permitted under the Lease). Nothing herein shall require Tenant to make structural repairs or alterations unless Tenant has, by its manner of use of the demised premises or method of operation therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto. Tenant may, after securing Owner to Owner's satisfaction against all damages, interest, penalties and expenses, including, but not limited to, reasonable attorney's fees, by cash deposit or by surety bond in an amount and in a company satisfactory to Owner, contest and appeal any such laws, ordinances, orders, rules, regulations or requirements provided same is done with all reasonable promptness and provided such appeal shall not subject Owner to prosecution for a criminal offense or constitute a default under any lease or mortgage under which Owner may be obligated, or cause the demised premises or any part thereof to be condemned or vacated. Tenant shall not do or permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Owner with respect to the demised premises or the building of which the demised premises form a part, or which shall or might subject Owner to any liability or responsibility to any person or for property damage. Tenant shall not keep anything in the demised premises except as now or hereafter permitted by the Fire Department, Board of Fire Underwriters, Fire Insurance Rating Organization or other authority having jurisdiction, and then only in such manner and such quantity so as not to increase the rate for fire insurance applicable to the building, nor use the premises in a manner which will increase the insurance rate for the building or any property located therein over that in effect prior to the commencement of Tenant's occupancy. Tenant shall pay all costs, expenses, fines, penalties, or damages, which may be imposed upon Owner by reason of Tenant's failure to comply with the provisions of this article and if by reason of such failure the fire insurance rate shall, at the beginning of this lease or at any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse Owner, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Owner which shall have been charged because of such failure by Tenant. In any action or proceeding wherein Owner and Tenant are parties, a schedule or "make-up" of rate for the building or demised premises issued by the New York Fire Insurance Exchange, or other body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rates then applicable to said premises. Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Owner reserves the [Insert 5] right to prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant, at Tenant's expense, in settings sufficient, in Owner's [Insert 5] judgement, to absorb and prevent vibration, noise and annoyance.

Subordination: 7. This lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real properly of which demised premises are a part and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no further instrument of subordination shall be required by any ground or underlying lessor or by any mortgagee, affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination, Tenant shall from time to time execute promptly any certificate that Owner may request.

Property Loss, Damage, Reimbursement, Indemnity: 8. Owner or its agents shall not be liable for any damage to property of Tenant or of others entrusted to employees of the building, nor for loss of or damage to any property of Tenant by theft or otherwise, nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by or due to the negligence of Owner, its agents, servants or employees. Owner or its agents will not be liable for any such damage caused by other tenants or persons in, upon or about said building or caused by operations in construction of any private, public or quasi public work. If at any time any windows of the demised premises are temporarily closed, darkened or bricked up (or permanently closed, darkened or bricked up, if required by law) for any reason whatsoever including but not limited to Owner's own acts, Owner shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor abatement or diminution of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction. Tenant shall indemnify and save harmless Owner against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Owner shall not be reimbursed by insurance, including reasonable attorneys fees, paid, suffered or incurred as a result of any breach by Tenant, Tenant's agents, contractors, employees, invitees, or licensees, of any covenant or condition of this lease, or the carelessness, negligence or improper conduct of the Tenant, Tenant's agents, contractors, employees, invitees or licensees. Tenant's liability under this lease extends to the acts and omissions of any sub-tenant, and any agent, contractor, employee, invitee or licensee of any sub-tenant. In case any action or proceeding is brought against Owner by reason of any such claim, Tenant, upon written notice from Owner, will, at Tenant's expense, resist or defend such action or proceeding by counsel approved by Owner in writing, such approval not to be unreasonably withheld.

Destruction, Fire and Other Casualty: 9. (a) If the demised premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Owner and this lease shall continue in full force and effect except as hereinafter set forth, [Insert 6] (b) If the demised premises are partially damaged or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by and at the expense of Owner and the rent and other items of additional rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the premises which is usable, (c) If the demised premises are totally damaged or rendered wholly unusable by fire or other casually, then the rent and other items of additional rent as hereinafter expressly provided, shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the premises shall have been repaired and restored by Owner (or sooner reoccupied in part by Tenant the rent shall be apportioned as provided in subsection (b) above, if the building shall be so damaged that Owner shall decide to demolish it or to rebuild it, then, in any of such events, Owner may elect to terminate this lease by written notice to Tenant, given within 90 days after such fire or casualty, or 30 days after adjustment of the insurance claim for such fire or casualty, whichever is sooner, specifying a date for the expiration of the lease, which date shall not be more than 60 days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease and Tenant shall forthwith quit, surrender and vacate the premises without prejudice however, to Landlord's rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Owner shall serve a termination notice as provided for herein, Owner shall make the repairs and restorations under the conditions of (b) and (c) hereof, with all reasonable expedition, subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Owner's control. After any such casualty, Tenant shall cooperate with Owner's restoration by removing from the premises as promptly as reasonably possible, all of Tenant's salvageable inventory and movable equipment, furniture, and other property. Tenant's liability for rent shall resume [Insert 7] days after written notice from Owner that the premises are substantially ready for Tenant's occupancy. (e) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, including Owner's obligation to restore under subparagraph (b) above, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law, Owner and Tenant each hereby releases and waives all right of recovery with respect to subparagraphs (b), (d), and (c) above, against the other or any one claiming through or under each of them by way of subrogation or otherwise. The release and waiver herein referred to shall be deemed to include any loss or damage to the demised premises and/or to any personal property, equipment, trade fixtures, goods and merchandise located herein. The foregoing release and waiver shall be in force only if both releasors' insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance. If, and to the extent, that such waiver can be obtained only by the payment of additional premiums, then the party benefiting from the waiver shall pay such premium within ten days after written demand or shall be deemed to have agreed that the party obtaining insurance coverage shall be free of any further obligation under the provisions hereof with respect to waiver of subrogation. Tenant acknowledges that Owner will not carry insurance on Tenant's furniture and/or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant and agrees that Owner will not be obligated to repair any damage thereto or replace the same, (f) Tenant hereby waives the provisions of Section 227 of the Real Property Law and agrees that the provisions of this article shall govern and control in lieu thereof.

Eminent Domain: 10. If the whole [Insert 8] of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired term of said lease and assigns to Owner, Tenant's entire interest in any such award. Tenants shall have the right to make an independent claim to the condemning authority for the value of Tenant's moving expenses and personal property, trade fixtures and equipment, provided Tenant is entitled pursuant to the terms of the lease to remove such property, trade fixture and equipment at the end of the term and provided further such claim does not reduce Owner's award.

Assignment,  Mortgage,  Etc.: 11. Tenant, for itself,  its heirs,  distributees, executors, administrators, legal representatives, successors and assigns, expressly covenants that it shall not assign, mortgage or encumber this agreement, nor underlet, or suffer or permit the demised premises or any part thereof to be used by others, without the prior written consent of Owner in each instance. Transfer of the majority of the stock of a corporate Tenant shall be deemed an assignment. If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Owner may, after default by Tenant, collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, under-tenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Owner to an assignment or underletting shall not in any wise be construed to relieve Tenant from obtaining the express consent in writing of Owner to any further assignment or underletting.

Electric Current: 12. Rates and conditions in respect to submetering or rent inclusion, as the case may be, to be added in RIDER attached hereto. Tenant covenants and agrees that at all times its use of electric current shall not exceed the capacity of existing feeders to the building or the risers or wiring installation and Tenant may not use any electrical equipment which, in Owner's opinion, reasonably exercised, will overload such installations or interfere with the use thereof by other tenants of the building. The change at any time of the character of electric service shall in no wise make owner liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain.

Access to Premises: 13. Owner or Owner's agents shall have the right (but shall not be obligated) to enter the demised premises in any emergency at any time, and, at other reasonable times, [Insert 9] to examine the same and to make such repairs, replacements and improvements as Owner may deem necessary and reasonably desirable to the demised premises or to any other portion of the building or which Owner may elect to perform. Tenant shall permit Owner to use and maintain and replace pipes and conduits in and through the demised premises and to erect new pipes and conduits therein provided they are concealed within the walls, floor, or ceiling. Owner may, during the progress of any work in the demised premises, lake all necessary materials and equipment into said premises without the same constituting an eviction nor shall the Tenant be entitled to any abatement of rent while such work is in progress nor to any damages by reason of loss or interruption of business or otherwise. Throughout the term hereof Owner shall have the right [Insert 9] to enter the demised premises at reasonable hours for the purpose of showing the same to prospective purchasers or mortgagees of the building, and during the last six months of the term for the purpose of showing the same to prospective tenants. If Tenant is not present to open and permit an entry into the premises, [Insert 10] Owner or Owner's agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly and provided reasonable care is exercised to safeguard Tenant's property, such entry shall not render Owner or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected. If during the last month of the term Tenant shall have removed all or substantially all of Tenant's property therefrom Owner may immediately enter, alter, renovate or redecorate the demised premises without limitation or abatement of rent, or incurring liability to Tenant for any compensation and such act shall have no effect on this lease or Tenant's obligations hereunder.

Vault, Vault Space, Area:  14.

Occupancy: 15. Tenant will not at any time use or occupy the demised premises in violation of the certificate of occupancy issued for the building of which the demised premises are a part. Tenant has inspected the premises and accepts them as is, subject to the riders annexed hereto with respect to Owner's work, if any. In any event, Owner makes no representation as to the condition of the premises and Tenant agrees to accept the same subject to violations, whether or not of record.

Bankruptcy:   16.  (a)  Anything   elsewhere  in  this  lease  to  the  contrary
notwithstanding, this lease may be cancelled by Owner by the sending of a written notice to Tenant within a reasonable time after the happening of any one or more of the following events: (1) the commencement of a case in bankruptcy or under the laws of any state naming Tenant as the debtor: or (2) the making by Tenant of an assignment or any other arrangement for the benefit of creditors under any state statute. Neither Tenant nor any person claiming through or under Tenant, or by reason of any statute or order of court, shall thereafter be entitled to possession of the premises demised but shall forthwith quit and surrender the premises. If this lease shall be assigned in accordance with its terms, the provisions of this Article 16 shall be applicable only to the party then owning Tenant's interest in this lease.

     (b) it is stipulated and agreed that in the event of the termination of this lease pursuant to (a) hereof, Owner shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rent reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four percent (4%) per annum. If such premises or any part thereof be re-let by the Owner for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such re-letting shall be deemed to be the fair and reasonable rental value for the part or the whole of the premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of the Owner to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

Default: 17. (1) If Tenant defaults in fulfilling any of the covenants of this lease other than the covenants for the payment of rent or additional rent; or if the demised premises becomes vacant or deserted, or if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the demised premises shall be taken or occupied by someone other than Tenant; or if this lease be rejected under ss.235 of Title 11 of the U.S. Code (bankruptcy code); then, in any one or more of such events, upon Owner serving a written fifteen (15) days notice upon Tenant specifying the nature of said default and upon the expiration of said fifteen (15) days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within said fifteen (15) day period, and if Tenant shall not have diligently commenced during such default within such fifteen (15) day period, and shall not thereafter with reasonable diligence and in good faith, proceed to remedy or cure such default, then Owner may serve a written five (5) days' notice of cancellation of this lease upon Tenant, and upon the expiration of said five (5) days this lease and the term thereunder shall end and expire as fully and completely as if the expiration of such five (5) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof and Tenant shall then quit and surrender the demised premises to Owner but Tenant shall remain liable as hereinafter provided.

     (2) If the notice provided for in (1) hereof shall have been given, and the term shall expire as aforesaid [Insert 10A]: or if Tenant shall make default in the payment of the rent reserved herein or any item of additional rent herein mentioned or any part of either or in making any other payment herein required: then and in any of such events Owner may without notice, re-enter the demised premises either by force or otherwise, and dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of demised premises and remove their effects and hold the premises as if this lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end. If Tenant shall make default hereunder prior to the date fixed as the commencement of any renewal or extension of this lease, Owner may cancel and terminate such renewal or extension agreement by written notice.

Remedies of Owner and Waiver of Redemption: 18. In case of any such default, re-entry, expiration and/or dispossess by summary proceedings or otherwise, (a) the rent shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration, (b) Owner may re-let the premises or any part or parts thereof, either in the name of Owner or otherwise, for a term or terms, which may at Owner's option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease and may grant concessions or free rent or charge a higher rental than that in this lease, and/or (c) Tenant or the legal representatives of Tenant shall also pay Owner as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between the rent hereby reserved and/or covenanted to be paid and the net amount, if any, of the rents collected on account of the lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Owner to re-let the premises or any part or parts thereof shall not release or affect Tenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such [Insert 11] expenses as Owner may incur in connection with re-letting, such as legal expenses, attorneys' fees, brokerage advertising and for keeping the demised premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Owner to collect the deficiency for any month shall not prejudice in any way the rights of Owner to collect the deficiency of any subsequent month by a similar proceeding. Owner, in putting the demised premises in good order or preparing the same for re-rental may, at Owner's option, make such alterations, repairs, replacements, and/or decorations in the demised premises as Owner, in Owner's [Insert 11] judgment, considers advisable and necessary for the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Owner shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rents collected over the sums payable by Tenant to Owner hereunder. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Owner shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy, shall not preclude Owner from any other remedy in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Owner obtaining possession of demised premises, by reason of the violation by Tenant of any of the covenants and conditions of this lease, or otherwise.

Fees and Expenses: 19. If Tenant shall default in the observance or performance of any term or covenant on Tenant's part to be observed or performed under or by virtue of any of the terms or provisions in any article of this lease, after notice if required and upon expiration of any applicable grace period if any, (except in an emergency), then, unless otherwise provided elsewhere in this lease, Owner may [Insert 12] immediately or at any time thereafter and without notice perform the obligation of Tenant thereunder. If Owner, in connection with the foregoing or in connection with any default by Tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any obligations for the payment of money, [Insert 12] including but not limited to attorney's fees, in instituting, prosecuting or defending any action or proceeding. then Tenant will reimburse Owner for such sums so paid or obligations incurred with interest and costs. The foregoing expenses incurred by reason of Tenant's default shall be deemed to be additional rent hereunder and shall be paid by Tenant to Owner within ten (10) days of rendition of any bill or statement to Tenant therefor. If Tenant's lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by Owner, as damages.

Building Alterations and Management: 20. [Insert 13] Owner shall have the right at any time without the same constituting an eviction and without incurring liability to Tenant therefor to change the arrangement and/or location of public entrances, passageways, doors, doorways, corridors, elevators. stairs, toilets or other public parts of the building and to change the name, number or designation by which the building may be known. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or other Tenants making any repairs in the building or any such alterations, additions and improvements. Furthermore, Tenant shall not have any claim against Owner by reason of Owner's imposition of such controls of the manner of access to the building by Tenant's social or business visitors as the Owner may deem [Insert 14] necessary for the security of the building and its occupants.

No Representations by Owner: 21. Neither Owner nor Owner's agents have made any representations or promises with respect to the physical condition of the building, the land upon which it is erected or the demised premises, the rents, leases. expenses of operation or any other matter or thing affecting or related to the premises except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this lease. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition and agrees to take the same "as is" and acknowledges that the taking of possession of the demised premises by Tenant shall be conclusive evidence that the said premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken, except as to latent defects. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Owner and Tenant and any executor agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executor agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

End of Term: 22. Upon the expiration or other termination of the term of this lease, Tenant shall quit and surrender to Owner the demised premises, broom clean, in good order and condition, ordinary wear and damages which Tenant is not required to repair as provided elsewhere in this lease excepted, and Tenant shall remove all its property. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this lease. If the last day of the term of this Lease or any renewal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday unless it be a legal holiday in which case it shall expire at noon on the preceding business day.

Quiet Enjoyment: 23. Owner covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of this lease including, but not limited to, Article 31 hereof and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

Failure to Give Possession: 24. If Owner is unable to give possession of the demised premises on the date of the commencement of the term hereof, because of the holding-over or retention of possession of any tenant, undertenant or occupants or if the demised premises are located in a building being constructed, because such building has not been sufficiently completed to make the premises ready for occupancy or because of the fact that a certificate of occupancy has not been procured or for any other reason. Owner shall not be subject to any liability for failure to give possession on said date and the validity of the lease shall not be impaired under such circumstances, nor shall the same be construed in any wise to extend the term of this lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for Owner's inability to obtain possession) until after Owner shall have given Tenant written notice that the premises are substantially ready for Tenant's occupancy. If permission is given to Tenant to enter into the possession of the demised premises or to occupy premises other than the demised premises prior to the date specified as the commencement of the term of this lease, Tenant Covenants and agrees that such possession and/or occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease, except as to the covenant to pay rent. The provisions of this article are intended to constitute "an express provision to the contrary" within the meaning of Section 223-a of the New York Real Property Law.

No Waiver: 25. The failure of Owner to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this lease or of any of the Rules or Regulations, set forth or hereafter adopted by Owner, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Owner of rent and/or additional rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach and no provision of this lease shall be deemed to have been waived by Owner unless such waiver be in writing signed by Owner. No payment by Tenant or receipt by Owner of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Owner may accept such check or payment without prejudice to Owner's right to recover the balance of such rent or pursue any other remedy in this lease provided. No act or thing done by Owner or Owner's agents during the term hereby demised shall be deemed an acceptance of a surrender of said premises, and no agreement to accept such surrender shall be valid unless in writing signed by Owner. No employee of Owner or Owner's agent shall have any power to accept the keys of said premises prior to the termination of the lease and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a sun render of the premises.

Waiver of Trial by Jury: 26. It is mutually agreed by and between Owner and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Owner and Tenant, Tenant's use of or occupancy of said premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Owner commences any summary proceeding for possession of the premises, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding including a counterclaim under Article 4 except for statutory mandatory counterclaims.

Inability to Perform: 27. This Lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no wise be affected, impaired or excused because Owner is unable to fulfill any of its obligations under this lease or to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repair, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment, fixtures or other materials if Owner is prevented or delayed [Insert 15] from so doing by reason of strike or labor troubles or any cause whatsoever including, but not limited to, government preemption or restriction or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions which have been or are affected either directly or indirectly by war or other emergency.

Bills and Notices: 28. Except as otherwise in this lease provided, a bill, statement, notice or communication which Owner may desire or be required to give to Tenant, shall be deemed sufficiently given or rendered if, in writing, delivered to Tenant personally or sent by registered or certified mail [Insert 16]addressed to Tenant at the building of which the demised premises form a part or at the last known business address of Tenant or left at any of the aforesaid premises addressed to Tenant, and the time of the rendition of such bill or statement and of the giving of such notice or communication shall be deemed to be the time when the same is delivered to Tenant, mailed, or left at the premises as herein provided. Any notice by Tenant to Owner must be served by registered or certified mail [Insert 16] addressed to Owner at the address first hereinabove given or at such other address as Owner shall designate by written notice.

Services Provided by Owners: 29. Owner shall provide: (a) necessary elevator facilities on business days from 8 a.m. to 6 p.m. and have one elevator subject to call at all other times; (b) heat to the demised premises when and as required by law, on business days from 8 a.m. to 6 p.m.; (c) water for ordinary lavatory purposes, but if Tenant uses or consumes water for any other purposes or in unusual quantities (of which fact Owner shall be the sole judge), Owner may install a water meter at Tenant's expense which Tenant shall thereafter maintain at Tenant's expense in good working order and repair to register such water consumption and Tenant shall pay for water consumed as shown on said meter as additional rent as and when bills are rendered; (d) cleaning service for the demised premises on business days at Owner's expense provided that the same are kept in order by Tenant. If, however, said premises are to be kept clean by Tenant, it shall be done at Tenant's sole expense, in a manner satisfactory to Owner and no one other than persons approved by Owner shall be permitted to enter said premises or the building of which they are a part for such purpose.
(e) If the demised premises are serviced by Owner's air conditioning/cooling and ventilating system, air conditioning/cooling will be furnished to tenant from May 15th through September 30th on business days (Mondays through Fridays, holidays excepted) from 8:00 a.m. to 6:00 p.m., and ventilation will be furnished on business days during the aforesaid hours except when air conditioning/cooling is being furnished aforesaid. If Tenant requires air conditioning/cooling or ventilation for more extended hours or on Saturdays, Sundays or on holidays, Owner will furnish the same at Tenant's expense; (f) Owner reserves the right to stop services of the heating, elevators, plumbing, air-conditioning, electric, power systems or cleaning or other services, if any, when necessary by reason of accident or for repairs, alterations, replacements or improvements necessary or desirable in the judgement of Owner for as long as may be reasonably required by reason thereof. If the building of which the demised premises are a part supplies manually-operated elevator services, Owner at any time may substitute automatic-control elevator service and proceed diligently with alterations necessary therefor without in any wise affecting this lease or the obligation of Tenant hereunder.

Captions: 30. The Captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this lease nor the intent of any provisions thereof.

Definitions: 31. The term "office", or "offices", wherever used in this lease, shall not be construed to mean premises used as a store or stores, for the sale or display, at any time, of goods, wares or merchandise, of any kind, or as a restaurant, shop, booth, bootblack or other stand, barber shop, or for other similar purposes or for manufacturing. The term '.Owner" means a landlord or lessor, and as used in this lease means only the owner, or the mortgagee in possession, for the time being of the land and building (or the owner of a lease of the building or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales of said land and building or of said lease, or in the event of a lease of said building, or of the land and building, the said Owner shall be and hereby is entirely freed and relieved of all covenants and obligations of Owner hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the panics and the purchaser, at any such sale, or the said lessee of the building, or of the land and building, that the purchaser or the lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Owner, hereunder. [Insert 17] The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning. The term "business days" as used in this lease shall exclude Saturdays, Sundays and all days observed by the State or Federal Government as legal holidays and those designated as holidays by the applicable building service union employees service contract or by the applicable Operating Engineers contract with respect to HVAC service. Wherever it is expressly provided in this lease that consent shall not be unreasonably withheld, such consent shall not be unreasonably delayed.

Adjacent Excavation - Shoring: 32. If an excavation shall be made upon land adjacent to the demised premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building of which demised premises form a part from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Owner, or diminution or abatement of rent.

Rules and Regulations: 33. Tenant and Tenant's servants, employees, agents, visitors, and licensees shall observe faithfully, and comply strictly with, the Rules and Regulations and such other and further reasonable Rules and Regulations as Owner or Owner's agents may from time to time adopt. In case Tenant disputes the reasonableness of any additional Rule or Regulation hereafter made or adopted by Owner or Owner's agents, the parties hereto agree to submit the question of the reasonableness of such Rule or Regulation for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice, in writing upon Owner within fifteen (15) days after the giving of notice thereof. Nothing in this lease contained shall be construed to impose upon Owner any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant and Owner shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees.

Security: 34. Tenant will deposit with Owner the sum of $49,906.75 as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this lease; it is agreed that in the event Tenant defaults [Insert 18] in respect of any of the terms, provisions and conditions of this lease, including, but not limited to, the payment of rent and additional rent, Owner may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which Tenant is in default [Insert 18] or for any sum which Owner may expend or may be required to expend by reason of Tenant's default [Insert 18] in respect of any of the terms, covenants and conditions of this lease, including but not limited to, any damages or deficiency in the re-letting of the premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Owner. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease, the security shall be returned to Tenant after the date fixed as the end of the Lease and after delivers of entire possession of the demised premises to Owner. In the event of a sale of the land and building or leasing of the building, of which the demised premises form a part, Owner shall have the right to transfer the security to the vendee or lessee and Owner shall thereupon be released by Tenant from all liability for the return of such security; and Tenant agrees to look to the new Owner solely for the return of said security, and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Owner. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Owner nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

Estoppel Certificate: 35. [Insert 19] at any time, and from time to time, upon at least 10 days' prior notice by Owner, shall execute, acknowledge and deliver to [Insert 20], and/or to any other person, firm or corporation specified by Owner, a statement certifying that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the dates to which the rent and additional rent have been paid, and stating whether or not there exists any default by [Insert 19] under this Lease, and, if so, specifying each such default.

Successors and Assigns: 36. The covenants, conditions and agreements contained in this lease shall bind and inure to the benefit of Owner and Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in this lease, their assigns. Tenant shall look only to Owner's estate and interest in the land and building, for the satisfaction of Tenant's remedies for the collection of a judgement (or other judicial process) against Owner in the event of any default by Owner hereunder, and no other property or assets of such Owner (or any partner, member, officer or director thereof, disclosed or undisclosed), shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this lease, the relationship of Owner and Tenant hereunder,. Or Tenant's use and occupancy of the demised premises.


     IN WITNESS WHEREOF, Owner and Tenant have respectfully signed and sealed this lease as of the day and year first above written.



Witness for Owner:                          400 COLUMBUS AVENUE, INC.


/s/ Maria Zackadar                          By: /s/ Jim Diamond
-----------------------------------            ---------------------------------



Witness for Tenant:                         CANDIE'S INCORPORATED



/s/ Deborah Sorell Stehr                    By: /s/ Neil Cole
-----------------------------------            ---------------------------------
                                                CEO

                                 ACKNOWLEDGMENTS

CORPORATE OWNER
STATE OF NEW YORK,    ss.:
County of

     On this       day of                     , 19   , before me personally came
                             to me known, who being by me duly sworn, did depose
and say that he resides in
that he is the                          of                                   the
corporation described in and which executed the foregoing instrument, as OWNER; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.


              -------------------------------------


INDIVIDUAL OWNER
STATE OF NEW YORK,    ss.:
County of

     On this       day of                     , 19   , before me personally came
                                to me known and known to me to be the individual
described in and who, as OWNER, executed the foregoing instrument and acknowledged to me that he executed the same


              -------------------------------------


CORPORATE TENANT
STATE OF NEW YORK,    ss.:
County of

     On this       day of                     , 19   , before me personally came
                             to me known, who being by me duly sworn, did depose
and say that he resides in                                                     ;
that he is the                          of                                   the
corporation described in and which executed the foregoing instrument, as TENANT; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.


              -----------------------------------



INDIVIDUAL TENANT
STATE OF NEW YORK,    ss.:
County of

     On this       day of                      , 19  , before me personally came
                                to me known and known to me to be the individual
described in and who, as TENANT, executed the foregoing instrument and acknowledged to me that he executed the same


              -----------------------------------



                                    GUARANTY

     FOR VALUE RECEIVED, and in consideration for, and as an inducement to Owner making the within lease with Tenant, the undersigned guarantees to Owner, Owner's successors and assigns, the full performance and observance of all the Covenants, conditions and agreements, therein provided to be performed and observed by Tenant, including the "Rules and Regulations" as therein provided, without requiring any notice of non-payment, non-performance, or non-observance, or proof, or notice, or demand, whereby to charge the undersigned therefor, all of which the undersigned hereby expressly waives and expressly agrees that the validity of this agreement and the obligations of the guarantor hereunder shall in no wise be terminated, affected or impaired by reason of the assertion by Owner against Tenant of any of the rights or remedies reserved to Owner pursuant to the provisions of the within lease. The undersigned further covenants and agrees that this guaranty shall remain and continue in full force and effect a sot any renewal, modification or execution of this lease and during any period when Tenant is occupying he premises as a "statutory tenant.' As a further inducement to Owner to make this lease and in consideration thereof, Owner and the undersigned covenant and agree that in any action or proceeding brought by either Owner or the undersigned against the other on any matters whatsoever arising out of, under, or by virtue of the terms of this lease or of this guaranty that Owner and the undersigned shall and do hereby waive trial by jury.

Dated: __________________________19____


_______________________________________
Guarantor


_______________________________________
Witness




_______________________________________
Guarantor's Residence



_______________________________________
Business Address



_______________________________________
Firm Name


STATE OF NEW YORK          )  ss.:

COUNTY OF                            )

On this         day of                        , 19   , before me personally came
                                               to me known and known to me to be
the individual described in, and who executed the foregoing Guaranty and acknowledged to me that he executed the same.


                                         _______________________________________
                                              Notary

                           o IMPORTANT - PLEASE READ o

     RULES AND REGULATIONS ATTACHED TO AND MADE A PART OF THIS LEASE IN ACCORDANCE WITH ARTICLE 33.

     1. The sidewalks, entrances, driveways, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by any Tenant or used for any purpose other than for ingress or egress from the demised premises and for delivery of merchandise and equipment in a prompt and efficient manner using elevators and passageways designated for such delivery by Owner. There shall not be used in any space, or in the public hall of the building, either by any Tenant or by jobbers or others in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and sideguards.

     2. The water and wash closets and plumbing fixtures shall not be used for any purposes other than those for which they were designed or constructed and no sweepings, rubbish, rags, acids or other substances shall be deposited therein, and the [Insert 21] expense of any breakage, stoppage, or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose clerks, agents, employees or visitors, shall have caused it.

     3. No carpet, rug or other article shall be hung or shaken out of any window of the building, and no Tenant shall sweep or throw or permit to be swept or thrown from the demised premises any dirt or other substances into any of the corridors or halls, elevators, or out of the doors or windows or stairways of the building and Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the demised premises, or permit or suffer the demised premises to be occupied or used in a manner [Insert 21] offensive or objectionable to Owner or other occupants of the buildings by reason of noise, odors, and/or vibrations, or [Insert 22] interfere in any way with other Tenants or those having business therein, nor shall any animals or birds be kept in or about the building. Smoking or carrying lighted cigars or cigarettes in the elevators of the building is prohibited.

     4. No awnings or other projections shall be attached to the outside walls of the building without the prior written consent of Owner.

     5. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any Tenant on any part of the outside of the demised premises or the building or on the inside of the demised premises if the same is visible from the outside of the premises without the prior written consent of Owner, except that the name of Tenant may appear on the entrance door of the premises. In the event of the violation of the foregoing by any Tenant, Owner may remove same without any liability, and may charge the expense incurred by such removal to Tenant or Tenants violating this rule. Interior signs on doors and directory tablet shall be inscribed, painted or affixed for each Tenant by Owner at the expense of such Tenant, and shall be of a size, color and style acceptable to Owner.

     6. No Tenant shall mark, paint, drill into, or in any way deface any part of the demised premises or the building of which they form a part. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Owner, and as Owner may direct. No Tenant shall lay linoleum, or other similar floor covering, so that the same shall come in direct contact with the floor of the demised premises, and, if linoleum or other similar floor covering is desired to be used an interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

     7. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any Tenant, nor shall any changes be made in existing locks or mechanism thereof. Each Tenant must, upon the termination of his Tenancy, restore to Owner all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, such Tenant, and in the event of the loss of any keys, so furnished, such Tenant shall pay to Owner the cost thereof.

     8. Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the premises only on the freight elevators and through the service entrances and corridors, and only during hours and in a manner approved by Owner. Owner reserves the [Insert 21] right to inspect all freight to be brought into the building and to exclude from the building all freight which violates any of these Rules and Regulations of the lease or which these Rules and Regulations are a part.

     9. Canvassing, soliciting and peddling in the building is prohibited and each Tenant shall cooperate to prevent the same.

     10. Owner reserves the right to exclude from the building all persons who do not present a pass to the building signed by Owner. Owner will furnish passes to persons from whom any Tenant requests same in writing. Each Tenant shall be responsible for all persons for whom he requests such pass and shall be liable to Owner for all acts of such persons. Tenant shall not have a claim against Owner by reason of Owner excluding from the building any person who does not present such pass.

     11.

     12. Tenant shall not bring or permit to be brought or kept in or on the demised premises, any inflammable, combustible or explosive fluid, material, chemical or substance, or cause or permit any odors of cooking or other processes, or any unusual or other objectionable odors to permeate in or emanate from the demised premises.

     13. If the building contains central air conditioning and ventilation, Tenant agrees to keep all windows closed at all times and to abide by all rules and regulations issued by the Owner with respect to such services. If Tenant requires air conditioning or ventilation after the usual hours, Tenant shall give notice in writing to the building superintendent prior to 3:00 p.m. in the case of services required on week days, and prior to 3:00 p.m. on the day prior in the case of after hours service required on weekends or on holidays. Tenant shall cooperate with Owner in obtaining maximum effectiveness of the cooling system by lowering and closing venetian blinds and/or drapes and curtain when the sun's rays fall directly on the windows of the demised premises.

     14. Tenant shall not move any safe, heavy machinery, heavy equipment, bulky matter, or fixtures into or out of the building without Landlord's prior written consent. If such safe, machinery, equipment, bulky matter or fixtures requires special handling, all work in connection therewith shall comply with and all other laws and regulations applicable thereto and shall be done during such hours as Owner may [Insert 23] designate.

     15. Refuse and Trash. (1) Compliance by Tenant. Tenant covenants and agrees, at its sole cost and expense, to comply with all present and future laws, orders and regulations of all state, federal, municipal, and local governments, departments, commissions, and board, regarding the collection, sorting, separation and recycling of waste products, garbage, refuse and trash. Tenant shall sort and separate such waste products, garbage, refuse and trash into such categories as provided by law. Each separately sorted category of waste products, garbage, refuse and trash shall be placed in separate receptacles reasonably approved by Owner. Such separate receptacles may, at Owner's option, be removed from the demised premises in accordance with a collection schedule prescribed by law. Tenant shall remove, or cause to be removed by a contractor acceptable to Owner, at Owner's sole discretion, such items as Owner may expressly designate. (2) Owner's Rights in Event of Noncompliance. Owner has the option to refuse to collect or accept from Tenant waste products, garbage, refuse or trash (a) that is not separated and sorted as required by law, or (b) which consists of such items as Owner may expressly designate for Tenant's removal, and to require Tenant to arrange for such collection at Tenant's sole cost and expense, utilizing a contractor satisfactory to Owner. Tenant shall pay all costs, expenses, fines, penalties, or damages that may be imposed on Owner or Tenant by reason of Tenant's failure to comply with the provisions of this Building Rule 15, and, at Tenant's sole cost and expense, shall indemnify, defend and hold Owner harmless (including reasonable legal fees and expenses) from and against any actions, claims and suits arising from such noncompliance, utilizing counsel reasonably satisfactory to Owner.

                               [FIRST FLOOR PLAN]

                               [SECOND FLOOR PLAN]

              RIDER ANNEXED TO AND FORMING A PART OF LEASE BETWEEN
                    400 COLUMBUS AVENUE LLC, AS LANDLORD and
            CANDIE'S INCORPORATED, A DELAWARE CORPORATION, AS TENANT.

37-39 INTENTIONALLY OMITTED

40.  CONFLICTS

     Where there may be a conflict between the terms and conditions of the printed portion of the Lease and the terms and conditions of the Rider, the Rider shall prevail.

41.  DEFINITIONS OF "LANDLORD" AND "OWNER"

     The terms "Owner" and "Landlord", whenever used in this lease shall have the same meaning.

42.  LATE PAYMENT

     The following provisions shall govern the payment of Rent: (i) if this Lease commences or ends on a day other than the first day or last day of a calendar year, respectively, the Rent for the year in which this Lease so begins or ends shall be prorated and the monthly installments shall be adjusted accordingly; (ii) all Rent shall be paid to Landlord without counterclaim, offset or deduction, and the covenant to pay Rent shall be independent of every other covenant in this Lease; (iii) any sum due from Tenant to Landlord which is not paid when due shall bear interest from the date due until the date paid at the rate of two (2%) percent over the Prime Rate, as of the date when due, per annum, but in no event higher than the maximum rate permitted by law (the "Default Rate"); and, in addition, Tenant shall pay Landlord a late charge for any Rent payment which is paid more than five days after its due date equal to two (2%) percent of such payment, however, Tenant shall not be charged a late charge the first time Tenant is late during each twelve (12) month period during the Term commencing on the Lease Commencement Date until Tenant, as to such time in each twelve (12) month period is given five (5) days' notice and an opportunity to cure said nonpayment within said notice period and fails to cure said nonpayment within said time; (iv) each amount owed to Landlord under this Lease for which the date of payment is not expressly fixed shall be due on the same date as the Rent listed on the statement showing such amount is due.

43.  BROKERAGE

     Tenant and Owner represent and warrant to each other that it neither consulted nor negotiated with any broker or finder with regard to the Demised Premises other than McCarthy O'Callaghan ("Brokers"). Tenant and Owner agree to indemnify (including reasonable attorney's fees), defend and save each other harmless from and against any claims or fees or commissions from any one due to the acts or omissions of Tenant or Owner other than the Brokers with whom Tenant or Owner dealt in connection with the Demised Premises or this Lease. Landlord agrees to pay any or fee owing to the Brokers in accordance with the terms of a written agreement between Landlord and Brokers notwithstanding.

44.  TENANT'S WORK - ALTERATIONS

     (A) Supplementing Article 3, subject to Tenant's prior compliance with the applicable provisions of this Lease and the Building's Rules and Regulations Governing Tenant Alterations, (a copy of which is annexed to the Lease as Exhibit A) Landlord shall not unreasonably withhold its consent to Tenant's performance of non-structural alterations, installations, additions or improvements which are of at least building standards quantity and quality, as outlined in Building Standard
     Installations (a copy of which is available at the Building Manager's office) and which have no adverse effect on the building's operating systems and facilities ("Tenant's Work").

     (B) Tenant hereby constitutes and appoints __________________ as its representative to deal with Landlord in connection with Landlord's Work and Tenant's Work. Any notice and/or approval given to or by said representative, in writing, shall be binding upon Tenant. Tenant may change such designation by notice, in writing, to Landlord.

45.  ASSIGNMENT AND SUBLETTING

     Subject to the provisions of this article, Landlord shall not unreasonably withhold, condition or delay its consent to an assignment of this Lease, or to a whole or partial subletting of the premises demised hereunder, provided that, at the time of such assignment or sublease, the Tenant shall not be in default beyond notice and cure periods with respect to any of the terms, covenants or conditions of the within Lease.

     In connection with the granting of any such consent, Landlord shall have the right to require that;

     (1)  Tenant  shall  submit  to  the  Landlord   references   and  financial
     information of the prospective assignee(s) or subtenant(s) which the Landlord deems reasonably necessary.

     (2) Any assignment or subletting be effected pursuant to a written instrument in form reasonably satisfactory to Landlord or its counsel: and that a duplicate original thereof be delivered to Landlord within five (5) days following the date of its execution or within five (5) days from its effective date, whichever shall be sooner.

     (3) Any assignment shall include the security deposited under the within lease.

     (4) In the event of an assignment, the assignee(s) agrees in writing to assume all the terms, covenants and conditions of this Lease on Tenant's part to be performed, and a duplicate original thereof be delivered to Landlord within five (5) days following the date of its execution or within five (5) days from its effective date, whichever shall be sooner.

     (5) The liability of Tenant hereunder, and the liability of any assignee(s) of this Lease, shall survive any assignment or subletting, and such liability shall be unaffected by any extension of time which Landlord may grant to any assignee(s) or subtenant for the payment of any rent or other charges due hereunder, or for the performance of any other term, covenant or condition of this Lease, but not for any renewal beyond what is provided in the Lease, nor any amendment affecting any term or condition of the Lease.

     (6) Whenever Tenant shall submit to Landlord any plan, agreement, sublease or other document for Landlord's consent or approval in respect of the alteration of the demised premises, the subletting thereof or the assignment of this Lease, and Landlord shall require the expert opinion of Landlord's counsel or architect as to the form or substance thereof, tenant agrees to pay the reasonable fee of such architect and/or such counsel for reviewing the said plan or instrument.

     (B) It is expressly understood and agreed that any request by the Tenant for the Landlord's consent to any subleasing and/or assignment shall be deemed to be an irrevocable offer to the Landlord to surrender the within Lease effective on the date contemplated in the subleasing and/or assignment for which the Tenant requests the Landlord's consent and if said offer is accepted by the Landlord, there shall be no further obligation on the part of either the Landlord or the Tenant after the date set forth in this article. Landlord shall respond to Tenant's request for Landlord's consent to a proposed subleasing or assignment within ten (10) business days of Landlord's receipt of all the documentation with respect thereto required by this Article 45.

     (C) Nothing contained in this paragraph shall be constituted as permitting an assignment or a subletting for any purpose other than the purpose expressly permitted under the terms of this Lease.

     If consent to any assignment or subletting for any other purpose is requested, the Landlord shall be the sole judge whether he wishes to give his consent on the terms outlined in sections A and B of this Article and the Landlord's judgment shall be final.

     If Landlord should fail to exercise the election granted to it hereunder and if Tenant should sublet or assign the Demised Premises for a rental in excess of the sum of Fixed Rent stipulated herein and additional rent arising hereunder, then Tenant shall pay to Landlord, as additional rent, 50% of such excess amount, except for the rental or other payments which are attributable to the amortization over the term of this Lease of the cost of Tenant's leasehold improvements which are part of the assigned or sublet portion of the demised premises, and after first deducting the following (a) the brokerage fees, attorneys fees, and other costs and expenses incurred in connection with the sublease or assignment and (b) the amortization of improvements made for the subtenant or assignee.

     Notwithstanding anything to the contrary contained in this Lease, Tenant shall have the right, without the prior consent of Landlord (and without triggering the Landlord's recapture right as provided herein), to assign this Lease or sublet the whole or any part of the demised premises to a corporation or entity which: (a) is Tenant's parent organization; or (b) is a wholly-owned subsidiary of Tenant or Tenant's parent corporation; or (c) is a corporation of which Tenant or Tenant's parent owns in excess of fifty (50%) percent of the outstanding capital stock; or (d) as a result of a consolidation or merger with Tenant and/or Tenant's parent corporation, shall own substantially all of the capital stock of Tenant or Tenant's parent corporation; or (e) is the transferee of substantially all of the Tenant's assets; (each, a "Permitted Transfer"). Any Permitted Transfer shall be subject to the following conditions: (a) Tenant shall remain fully liable during the unexpired term of this Lease; and (b) any such assignment, sublease, or transfer shall be subject to all of the terms, covenants, and conditions of this Lease; and (c) such assignee, sublessee, or transferee shall expressly assume the obligations of Tenant under the Lease by a document reasonably satisfactory to Landlord. For the purposes hereof, Tenant's "parent corporation" and "parent" shall be deemed to refer to any entity which directly or indirectly owns Tenant. Except for a Permitted Transfer, Landlord's consent shall be required for any assignment of this Lease or any subletting of the demised premises, provided, however, that, subject to the Landlord's right to recapture the demised premises, the Landlord agrees that it will not unreasonably withhold or delay its consent to a request by Tenant for an assignment of this Lease or a subletting of the demised premises.

     Tenant hereby waives any claim against Landlord for money damages which it may have based upon any assertion that Landlord has unreasonably withheld or unreasonably delayed any consent to an assignment or subletting pursuant to this Article. Tenant agrees that its sole remedy shall be an action or proceeding to enforce such provision or for specific performance.

     If this Lease is assigned or sublet and Landlord consents thereto, Tenant covenants and agrees that the terms, covenants and conditions of this Lease may be changed, altered or modified in any manner whatsoever by Landlord and the assignee or subtenant without the prior written consent of Tenant and that no such change, alteration or modification shall release Tenant from the performance by it of any of the terms, covenants and conditions on its part to be performed under this Lease. Any such change, alteration or modification to the Lease by Owner and any Subtenant or Assignee which would have the effect of increasing or enlarging Tenant's obligations or liabilities under this lease shall not, to the extent only of such increases or enlargements, be binding upon Tenant.

46.  SUBMISSION TO JURISDICTION, ETC.

     This Lease shall be deemed to have been made in Westchester County, New York, and shall be construed in accordance with the laws of the State of New York. All actions or proceedings relating, directly or indirectly, to this Lease shall litigate only in courts located within the County of Westchester. Tenant and their successors and assignees hereby subject themselves to the jurisdiction of any State or Federal Court located within such county.

     Whenever any default, request, action or inaction by Tenant causes Landlord to incur attorney's fees and/or any other cost or expenses, Tenant agrees that it shall pay and/or reimburse Landlord for such fees, costs or expenses within ten (10) days after being billed therefore.

     The submission of this Lease to Tenant shall not constitute an offer by Landlord to execute and exchange a Lease with Tenant and is made subject to Landlord's acceptance, execution and delivery thereof.

47.  PREPARATION FOR OCCUPANCY AND POSSESSION

     Owner agrees to contribute up to $80,748.00 for improvements to Tenant's space ("Tenant Alterations"), which improvements shall be deemed to include, without limitation, all architectural engineering fees incurred by Tenant.

     In the event Owner performs Tenant Alterations for Tenant, Owner's contribution shall be applied to cover the costs of Tenant Alterations and the cost for work performed by Owner beyond its contribution shall be paid by Tenant to Owner in the form of progress payments on a weekly basis. In the event the work performed by Owner does not exceed Owner's contribution, or in the event Owner does not perform Tenant Alterations, Owner's contribution shall be paid to Tenant upon the completion of the Tenant Alterations.

48.  COMMENCEMENT AND EXPIRATION DATES

     The Lease Commencement Date shall be May 15, 2000. The Lease Expiration Date shall be July 31, 2005, unless this Lease is sooner terminated as herein provided. The Rent Commencement Date shall be August 1, 2000.

49.  ELECTRICITY

     (A) Landlord shall furnish to Tenant, through transmission facilities installed by it in the Building, alternating electric current to be used by the Tenant in the demised premises in such amount shall be sufficient for the operation of Tenant's lighting fixtures and customary small office machines; provided, however, that Landlord shall not be obligated to provide electric current in an amount in excess of five (5) watts of electric current per square foot of space in the demised premises (the "Electric Capacity"). Landlord shall not be liable in any way to Tenant for any failure or defect in supply or character of electric current furnished to the demised premises unless such is due to Landlord's act, omission or negligence. Tenant shall use said electric current for lighting, for operation of such equipment as is normally used in connection with the operation of a business office. The portion of the fixed annual rent attributable to electric current so furnished to Tenant, constituting the fixed annual rent payable from time to time during the term less the then applicable amount pursuant to Article 49 (E), is herein referred to as the "Factor". In no event is the factor to be less than the factor on the date of this Lease, as thereafter increased pursuant to Subdivision (E) below.

     (B) Tenant's use of electric current in the demised premises shall not at any time exceed the Electric Capacity. Tenant shall not make or perform, or permit the making or performing of, any alterations to wiring installations or other electrical facilities in or serving the demised premises other than lamps, typewriters, personal computers, and other small office machines which consume comparable amounts of electricity, without the Landlord's prior written consent, which consent shall not unreasonably be withheld. Should Landlord grant any such consent, all additional risers or other equipment required therefore shall be installed by Landlord and the reasonable and competitive cost thereof plus all costs incurred by Landlord to any electrical engineer retained by Landlord to review the electrical work required by Tenant shall be paid by Tenant, as additional rent, thirty
     (30) days after demand. As a condition to granting any such consent, Landlord may require that Tenant agree to an increase in the fixed annual rent payable hereunder by an amount which will reflect the cost to Owner of the additional electric current to be made available to Tenant. If Landlord and Tenant cannot agree thereon, such amount shall be determined by a reputable independent electrical engineer or consultant, to be selected by Landlord and Tenant and paid equally by both parties. The findings of the consultant or engineer in all such instances shall be conclusive and binding upon the parties. When the amount of such increase is so determined, the parties shall execute and exchange an agreement supplementary hereto to reflect the increase in the amount of the fixed annual rent payable hereunder, effective from the date such additional service is made available to Tenant, but such increase shall be effective from such date even if such supplementary agreement is not executed.

     (C) Landlord may, upon reasonable notice, at any time or from time to time, retain a reputable independent electrical engineer or consultant, selected by Landlord and paid by Landlord, to make a survey of the electrical wiring and power load to determine what the value would be to Tenant if it were purchasing electricity directly from the utility company at Landlord's rate schedule, provided, however, that under no circumstances may the Factor be reduced below the amount set forth in Subdivision (A) above. When the amount of such value is so determined, the parties shall execute and exchange an agreement supplementary hereto to reflect any appropriate increase in the amount of the fixed annual rent payable hereunder, effective from the date of such survey, but such increase shall be effective from such date even if such supplementary agreement is not executed. Tenant shall have the right to dispute such determination by retaining its own independent electrical engineer or consultant, and if the Landlord's and Tenant's consultants fail to agree, the two consultants shall choose a third, independent electrical engineer or consultant who shall determine the cost of such services.

     (D) If any tax is imposed upon Landlord in connection with the furnishing of electric current to Tenant by any Federal, State or Local Government Subdivision or Authority, Tenant shall pay Landlord an amount equal to such tax, where permitted by law.

     (E) Provided Landlord has arranged for the Tenant to obtain electricity from the public utility company at Landlord's sole cost and expense, Landlord reserves the right to discontinue furnishing electric current to Tenant in the demised premises at any time upon not less than thirty (30) days' written notice to Tenant. If Landlord exercises such right of termination, this lease shall continue in full force and effect and shall not be affected thereby, except that, from and after the effective date of such termination, Landlord shall not be obligated to furnish electric current to Tenant and the fixed annual rent payable hereunder shall be reduced by $30,280.50 per year ("the Factor") and shall be known as the "Net Rent". If Landlord so discontinues furnishing electric current to Tenant, Tenant shall arrange to obtain electric current directly from the public utility company furnishing electric current to the building. Such electric current may be furnished to Tenant by means of the then existing building system feeders, risers and wiring to the extent that the same are available, suitable and safe for such purposes. All meters and additional panel boards, feeders, risers, wiring and other conductors and equipment which may be required to obtain electric current directly from such public utility company shall be installed and maintained by Tenant, at its expense.

     (F) Tenant may purchase all replacement lighting tubes, lamps, bulbs and ballasts used in the Demised Premises from Landlord, at Tenant's option, and if so furnished by Landlord, Tenant shall pay Landlord's reasonable competitive, actual charges for providing and installing same, within thirty (30) days of billing, as additional rent.

     (G) For the purposes of this article, "small office machines" shall mean those machines typically found in executive offices.

50.  INSURANCE

     Tenant shall at its own cost and expenses obtain and keep in force, at all times during the term of this Lease, a policy of public liability insurance protecting Owner from any liability due to an accident or occurrence in our about the premise. Such policy shall be issued by a good and solvent insurance company satisfactory to Owner in the amount of $1,000,000 in respect of injury or death to any one person, and $2,000,000 in respect to any one accident, and $250,000 in respect to any property damages. In the event Tenant shall fail to procure or to keep in force said insurance, Owner may, after 10-day notice to Tenant, procure same for Owner's benefit and pay the premium therefore, in which event the amount so paid or advanced by Owner shall be deemed "additional rent" payable to Owner with the next succeeding installment of the base rent reserved herein. Tenant further agrees that within ten (10) days prior to the expiration of any policy in force during the period of this Lease, it will deliver a renewal policy to Owner.

51.  ANNUAL RENTAL INCREASE

     The parties have agreed that the annual rental shall increase on the first anniversary of the Rent Commencement Date and on each subsequent anniversary of the Rent Commencement Date by an amount equal to 3.5% of the Net Rent (annual rental rate less Factor) then in effect.

     The parties have also agreed that Tenant shall be responsible for it's Proportionate Share of increases in the Town of Mt. Pleasant School Tax, and Town of Mt. Pleasant County/Town Tax over the amount of theses taxes for the fiscal year 2000/200 1. Tenant's Proportionate Share shall be equal to 9.843% of said increases.

     The parties have also agreed that Tenant shall not be responsible for increase in the operating expenses of the building.

52.  PARKING

     Landlord shall provide 41 parking spaces for Tenant's use. The parking spaces will be distributed as follows: 21 in Lot A (4 of which shall be reserved); 20 in Lot B. Tenant acknowledges that there shall be no overnight parking in the parking area except in such portion thereof which may from time to time be designated by Landlord for such use.

53.  HVAC

     (A) The HVAC system in the demised premises shall be constructed per building standards. Landlord shall, during regular hours (8:00 a.m. to 6:00 p.m., Monday through Friday, except legal holidays), maintain the premises at a temperature that is deemed comfortable by Landlord. The HVAC system shall be maintained by Landlord in good working order so as to adequately heat, air condition and ventilate the premise.

     Whenever the cooling system is in operation. Tenant shall close the venetian blinds and/or drapes in the Demised Premises.

     (B) If Tenant desires to have Landlord provide heat or air conditioning during times other than Regular Hours, Tenant shall give Landlord reasonable notice and Tenant shall pay Landlord, as additional rent a charge of $30.00 per hour for heat and $40.00 per hour for air conditioning.

54.  RESTRICTIONS ON USE

     (A) Anything in Article 2 to the contrary notwithstanding, Tenant shall not use or permit all or any part of the demised premises to be used for the:
     (1) storage for purpose of sale of any alcoholic beverage in the demised premises; (3) conduct of a manufacturing or printing business; (4) rendition of any health or related services, conduct of a school (other than occasional seminars for Tenant's employees or clients) or conduct of any business which results in the presence of the general public in the demised premises; and (5) conduct of any public auction, gathering, meeting or exhibition.

     (B) Tenant shall not use or permit all or any part of the demised premises to be used so as to impair the Building's character or dignity or impose any additional burden upon Landlord in its operation.

55.  LEASE AS COMPLETE AGREEMENT

     This Lease and the exhibits and Rider, if any, attached hereto and forming a part hereof set forth all of the covenants, promises, agreements, conditions and understandings between Landlord and Tenant concerning the Demised Premises and there are no covenants, promises, agreements, conditions and understandings either oral or written between them other than are herein set forth. Except as herein otherwise provided no subsequent alteration, amendment, change or additions to this Lease shall be binding upon Landlord or Tenant, unless reduced to writing and signed by the party to be charged.

56.  MODIFICATIONS REQUESTED BY MORTGAGEE

     If any prospective mortgage of the Land, Building or any leasehold interest therein requires, as a condition precedent to issuing its loan, the modification of this Lease in such manner as does not materially lessen Tenant's rights or increase its obligations hereunder, Tenant shall not delay or withhold its consent to such modification and shall execute and deliver such reasonable confirming documents therefor as such mortgagee requires.

57.  HOLDING OVER

     If the Tenant retains possession of the demised premises or any part thereof after the termination of the term by lapse of time or otherwise, without prior written approval of Owner, the Tenant shall pay the Owner rent at 2 times the monthly rental rate then being paid by Tenant specified in Article I and as otherwise increased in accordance with the terms of this lease for the time the Tenant thus remains in possession, and in addition thereto shall pay the Owner all damages, consequential as well as direct (including fees of counsel incurred in connection therewith), sustained by reason of the Tenant's retention of possession The provisions of this Section do not exclude the Owner's right of re-entry or any other right hereunder, including without limitation, all rights given at law or in equity, in the case of holdovers, to remove Tenant and anyone claiming through or under Tenant.

58.  SECURITY DEPOSIT

     If Tenant is in monetary default under this Lease more than two (2) times within any twelve-month period, irrespective of whether or not such default is cured, then, without limiting Landlord's other rights and remedies provided for in this Lease or at law or equity, the Security Deposit shall automatically be increased by an amount equal to the greater, of

          a.   Three (3) times the original Security Deposit; or

          b. Three (3) months' Minimum Rent, which shall be paid by Tenant to Landlord forthwith on demand.

59.  WORK STATIONS

     Tenant shall have use of the Herman Miller work stations that are located in the Tenant Space as long as this Lease is in full force and effect. Tenant shall be responsible for any maintenance or necessary reconfiguration of these units for the term of this Lease.

60.  RENEWAL OPTION

     (A) Upon expiration of the term of this lease for the Demised Premises, provided that the same is then in full force and effect and Tenant is not in default hereunder, beyond notice and cure periods, Tenant may extend such term for a renewal term of 5 years by giving Landlord written notice that it desires such extension. Such notice must be given not less than nine months before the term expires. The renewal term shall be upon the same terms, provisions, covenants, and conditions as are contained in this Lease, except as to the annual rent rate, and any other provision herein which by its terms is applicable only to the initial term. The annual rental rate during the renewal term shall be the greater of the rent last payable in the initial term or the "Prevailing Rate" as defined below.

     (B) Tenant shall have no further option to renew this Lease beyond the expiration of the renewal period created by this section.

     (C) The term "prevailing rate," as used in this Section, means the fair market rental rate then being charged for like space similarly situated in office buildings similar to and reasonably proximate to the Building in the same city and/or geographical area. In the event the parties cannot reach an agreement as to the prevailing rate, the same shall be determined by appraisal in accordance with the following provisions.

     If, by the day that is one hundred fifty (150) days prior to the expiration of the original term of this Lease, the parties are unable to agree in writing on the prevailing rate, then the prevailing rate shall be established by appraisers chosen and who shall act in the following manner:
     Landlord and Tenant shall each nominate one appraiser deemed by them, respectively, to be fit, reputable and impartial, to appraise and determine the prevailing rate for the renewal term of this Lease. The nomination must be in writing and must be given by each party to the other within one hundred twenty (120) days prior to the expiration of the original term of the Lease. If only one party shall so nominate an appraiser, then that appraiser shall have the power to act alone, and that appraiser's decision as to the prevailing rate made in accordance with the provisions hereof shall be binding upon both parties. If the two appraisers nominated and appointed as appraisers by the parties shall differ in judgment as to such prevailing rate, then they shall appoint a third appraiser who is a fit, reputable and impartial person. However, if they cannot agree upon such person, then the Westchester County Board of Realtors shall appoint a fit, reputable and impartial person to act as the third appraiser. If the two appraisers agree in writing upon such prevailing rate, then that determination shall be binding on the parties, but if they are unable to agree within thirty (30) days after second of the two has been appointed, then the selection of the third appraiser shall be made, as above provided for, within ten (10) days thereafter, and the three appraisers then named shall act with promptness, and the decision of a majority of such appraisers shall be the expense of its own appraiser, but the fees of third appraiser shall be shared equally.

     No person shall be qualified for appointment as an appraiser hereunder unless he or she is a licensed real estate broker or agent with at least ten (10) years of experience in leasing office space. Any appraiser may be removed by the parties or other persons who appointed that appraiser, as the case may be, for failure to perform his or her duties expeditiously, and a successor appraiser shall be promptly appointed by such parties or person(s), as the case may be. If the prevailing rate has not been determined and evidence by an appropriate amendment to this Lease prior to the expiration of the original term of this Lease, then

     Tenant shall pay as the annual rental rate an amount equal to the annual rental rate for the last year of the original term.

     (D) If: (i) Tenant fails to exercise the renewal option during the period in which it is available and in the manner required hereby, or (ii) this Lease is no longer in full force and effect for any reason, or (iii) Tenant is in default under this Lease beyond notice and cure periods, at the time of such exercise, the renewal option shall terminate, be void and of no further force or effect.

     Unless otherwise herein expressly provided any reference in this Lease to the "term of this Lease" shall mean the original term hereof and the renewal period, if validly exercised by Tenant pursuant to its option to renew set forth in this Section, except to the extent that the original term or renewal period may be sooner terminated or canceled under any provision of this Lease.

61.  RIGHT OF FIRST OFFER

     Landlord shall give Tenant written notice of the availability of space on the same floor of the leased premises ("First Offer Space") whenever and each time during the term of this Lease the First Offer Space becomes available to Landlord for re-leasing. The notice shall set out the rent for the First Offer Space. Tenant shall have the right to lease the First Offer Space subject to the following terms and conditions: (a) Tenant is not in default under this Lease beyond notice and cure periods; (b) Tenant delivers to Landlord written notice exercising its right to lease the First Offer Space within ten (10) days of receipt of Landlord's notice of the rent payable for the First Offer Space; and (c) such first offer rights shall be subordinate to any option right in the First Offer space existing as of the date this Lease.

     If Tenant fails to timely exercise its right to lease the First Offer Space following Landlord's notice of availability, Landlord shall have the right to enter into a lease of the First Offer Space with a perspective tenant upon terms and condition that are equal to or greater than 90% of the economic terms initially offered to tenant. For purposes of determining whether an offer to any other tenant is equal to or greater than 90% of the economic terms offered to Tenant, the net effective rent of each offer shall be controlling. The net effective rent calculation for each offer shall include the term, the annual rent, tenant improvements provided, commissions (if any), and other tenant inducements. If the net effective rent under any lease offered to any other tenant is equal to or less than 90% of the net effective rent offered to Tenant, Landlord will re-offer the First Offer Space to Tenant upon the same economic terms and conditions offered to the other prospective tenant. Tenant shall have five (5) business days to either accept or reject the more favorable economic terms and conditions. If Tenant fails to exercise its right to the re-offered First Offer Space, Tenant shall have no further right to lease the First Offer Space until such space again becomes available.

     A lease of First Offer Space shall contain the following: (a) the terms and conditions applicable to the demised premises shall also apply to the First Offer Space, with the exception of rent, which shall be determined as set forth above; (b) the commencement date for the lease of the First Offer Space; (c) the term shall end on the expiration or earlier termination date of this Lease, subject to the same options to extend as this Lease but in no event shall be less than five (5) years; and (d) tenant shall take the space in its "as is" condition with all improvements to be Tenant's responsibility at Tenant's cost.

     Within fifteen (15) days of receipt from Landlord, Tenant shall execute and deliver to Landlord those mutually acceptable instruments Landlord may reasonably request to evidence the lease by Tenant of First Offer Space.

62.  SIGNAGE

     Landlord shall provide, at no expense to Tenant, signage in the tenant directories in the street-level elevator lobbies and in the elevator lobby on the floor of the demised premises, which signage shall be generally consistent with Landlord's building standard signage. Should Tenant wish to install more extensive signage in the elevator lobbies on the floor of the demised premises, the excess actual cost of such signage (above the cost of building standard signage) shall be payable by Tenant. This more extensive signage shall be subject to Landlord approval, which shall not be unreasonably withheld.

63.  NON-DISTURBANCE

     Landlord   shall  use  its  best   efforts   to  provide   tenant   with  a
     non-disturbance agreement from the mortgagee of the building.

64.  ASBESTOS

     (A) Owner represents to the best of its knowledge that the Premises do not contain any asbestos containing material in violation of local, state or federal laws, rules and/or regulations.

     (B) In the event any asbestos containing materials are found on the Premises (a) which were there at the Lease Commencement and (b) which are in violation of local, state or federal laws, rules and/or regulations, Owner agrees to abate such condition by removal or other acceptable procedure.

                                                 400 COLUMBUS AVENUE, LLC

                                                 By Diamond Properties, LLC,
                                                 its Sole Member


                                                 By: /s/ Jim Diamond
                                                     ---------------------------
                                                     Jim Diamond, Member

                                                 CANDIES, INCORPORATED


                                                 By: /s/ Neil Cole
                                                     ---------------------------
                                                     CEO

                                    EXHIBIT C
                RULES & REGULATIONS GOVERNING TENANT ALTERATIONS

I. a) Complete architectural, mechanical, and structural drawings including but not limited to demolition plans, electrical plans, heating, ventilation and air conditioning (HVAC) plans and plumbing plans at a scale of 1/4" equaling one foot, and any elevations, sections, details and finish schedules relative to the work must be submitted to the Owner ("Owner") of the building for approval prior to the commencement of work. Where new or altered work affects the building's mechanical, electrical or structural facilities, the Tenant's drawings may be referred to the Owner's consulting engineers for review. The working drawings will be referred to the Owner's Building Code Consultant for review. The reasonable actual cost of all reviews shall be borne by the Tenant.

     b) Tenant agrees further to comply with all reasonable changes and requirements that may be recommended in writing by Owner and/or its consultant.

     c) Tenant shall be responsible for any disturbance or deficiency created in the air conditioning or other mechanical, electrical, or structural systems within the building as a result of the alteration. If such disturbance or deficiency results, it shall be the Tenant's responsibility to correct the resulting conditions and restore the services to the complete satisfaction of the Owner, its architect and engineers.

d) Tenant will provide Owner with complete working drawings and specifications, one set sepias and three sets of black and white prints.

e) A complete list of all contractors (general contractor and subcontractors) must be submitted to the Owner for its approval prior to the commencement of any work, which approval shall not be unreasonably withheld or delayed.

f) All work involving mechanical systems within the building (electrical, plumbing, air conditioning, etc.) must be accomplished by the building's service contractors.

II. All workmanship and materials furnished shall comply with applicable lease provisions and shall be at least equal to Building Standard Installations which are attached and other specifications that are available from the Owner upon request. All work shall be performed at the Tenant's sole cost and expense. The Owner shall have no responsibility for in connection with the work, and Tenant will remedy at Tenant's sole cost and expense and be responsible for any and all defects in all such work that may appear during or after the completion thereof whether the same shall affect the premises in particular or any parts of the building in general.

III. All work shall comply with the codes, rules and regulations of the town, state and federal government agencies having jurisdiction. Tenant's architect and contractor. Duplicate originals of all Department of Buildings approved documents and drawings are to be submitted to Owner prior to the commencement of any work.

IV. Before commencement of work, Tenant's general contractor and/or subcontractor shall furnish to the Owner Certificates of Worker's Compensation Insurance and Certificates of Comprehensive Liability and Property Damage Insurance on an occurrence and per project basis covering all workers employed in the execution of the contract, including those all subcontractors in a combined limit of Liability of $2,000,000, or a combined limit of Liability of $1,000,000, and a minimum Umbrella of $1,000,000 (naming Owner and managing agent as additional insured).

     Contractors insurance to include Contractual Liability and completed Operations coverage.

     In addition, the general contractor must submit to the Owner the following Indemnify and Save Harmless Clause:

          "We indemnify and save harmless the Owner and its managing agent against loss or expense by reason of liability imposed by law upon the Owner and agent because of bodily injuries, including death, at any time resulting therefrom, accidentally sustained by any person or persons or on account of damage to property arising out of or in consequence of the performance of the contract whether such injuries to persons or damage to property are due to or claimed to be due to any negligence of the contractors, the tenant's, the owners, their employees or agents or any other persons. We will repair or replace, or at Owner's election reimburse Owner for the cost of repairing or replacing any portion of the Owner's real or personal property so damaged, lost or destroyed in the performance of this work."

     All insurance certificates are to be made out to the Owner of the building and its managing agent in the form of the sample Certificate annexed hereto, with notice given thirty (30) days in advance if canceled or modified.

V. The Tenant and/or Tenant's contractors shall submit the following to the Owner upon completion of work:

     a) As-built reproducible drawings for partitioning, lighting, outlets, air conditioning ductwork and diffusers, and plumbing.

     b) Duplicate originals of all approvals and sign-offs as required by governmental agencies having jurisdiction.

     c) Electrical certificates as required by governmental agencies.

          Written acknowledgment on Owner approved forms from all contractors, subcontractors, and materialmen involved in the work that all of their charges for the work performed and materials furnished have been paid in full.

VI. a) Tenant and its contractors or materialmen shall comply with the rules and requirements of the building including but not limited to unions having jurisdiction, noise abatement and cleaning, etc.

     b) Freight elevator use for handling construction material, equipment, and debris will be restricted to regular business days Monday through Friday inclusive to the hours between 9:00 a.m. and noon and between 1:00 p.m. and 5:00 p.m. Specific arrangements for freight elevator use at any other time must be requested a minimum of 48 hours in advance with the Engineering and Maintenance Manager or the Chief Engineer at the building. Best efforts will be utilized to secure the requested service. It is understood by all parties that such freight elevator service will not be exclusive and will be coordinated with other normal freight service for the building. Tenant shall be required to pay for the actual cost to Landlord freight elevator service at such other times.

     c) If any work being done shall cause excessive noise and disturbance to any other tenant, said work shall be stopped immediately on the advice of the Engineering and Maintenance Manager or Chief Engineer at the Building and completed only after a reschedule has been approved by the Owner.

     d) When demolition or construction is in progress, all proper precautions shall be taken to prevent any dust or odors from escaping to adjacent tenant areas, building corridors, or mechanical areas.

     e) All construction debris must be kept inside to Tenant's premises until removed from the job site. No stock piling of debris that constitutes a fire hazard will be allowed.

     f) Where openings on Public Corridor Walls are made, the General Contractor will provide suitable protection to insure against dust and interference with other tenants.

     g) All demolition and rubbish removal must be done before 7:00 a.m. or after 7:00 p.m. on business days, Monday through Friday. A Building Engineer must be present during all demolition. Tenant will be required to pay reasonable overtime costs for the Engineer.

     h) All trades men/material men are to follow specific instructions from both the Chief Engineer and Engineering and Maintenance Manager of the building with regard to building systems and operations.

     i) The delivery and handling of materials, equipment and debris must be arranged to avoid any inconvenience and annoyance to other tenants.

     j) A copy of the approved plans and permits shall be kept on the premises (Chief Engineer's office), available for inspection at all times.

     k) All labor employed by Tenant, directly or indirectly, in connection with Tenant's work shall be harmonious and compatible with labor employed by the Owner.

     l) All work involving mechanical systems that affect the building operation or other tenants must be accomplished after normal business hours and coordinated with the Chief Engineer of the building .

VII. Before the commencement of work, other than the Tenant Alterations to be performed prior to Tenant's occupancy, a copy of the executed contract or contracts between Tenant and contractors substantially indicating the terms of the agreement must be submitted to the Owner. With Owner's acceptance of all plans, specifications, and other documents required herein, and if the estimated cost of improvements are greater than $25,000 the Owner will require either of the following:

     a) A deposit of monies in the amount of Owner's reasonably estimated cost of Tenant's Alteration ("Cost"), which shall be held and disbursed as hereinafter provided; or

     b) A letter of credit in the amount of the Cost, issued by a New York City commercial bank and in the form annexed hereto ("Letter of Credit").

     If Tenant furnished a Letter of Credit, Owner shall only draw down the proceeds thereof if (a) a Mechanic's Lien is filed against the building in connection with the work which is not discharged of record within ten (10) days after Owner notified Tenant of the filing thereof; or (b) within thirty (30) days prior to the expiration of the Letter of Credit, or (c) thirty (30) days after the date Owner determines to be appropriate for the completion of the work to Owner's reasonable satisfaction and submit to Owner;

     (i) written acknowledgment on Owner approved forms from all contractors, subcontractors, and materialmen involved in the work that all of their charges for the work performed and materials furnished have been paid in full;

     (ii) all duplicate original final approvals and sign-offs from governmental bodies having jurisdiction, and

     (iii) as built reproducible drawings and operating manuals for equipment installed.

     If Owner holds a deposit of monies, or if Owner draws down such proceeds from the Letter of Credit, it shall hold and disburse such deposit or monies as follows: Owner may, at any time thereafter, discharge of record any then or subsequently arising outstanding Mechanic's Liens within ten
     (10) days after Owner notified Tenant of the filing thereof and the remaining proceeds or monies shall be held until Tenant has completed the applicable work to Owner's satisfaction and has submitted to Owner:

     (i) written acknowledgment on Owner approved forms from all contractors, subcontractors and materialmen involved in the Work that all of their charges for the Work performed and materials furnished have been paid in full;

     (ii)  duplicate   original  of  all  final  approvals  and  sign-offs  from
     governmental bodies having jurisdiction; and,

     (iii) as-built reproducible drawings and operating manuals for equipment installed.

     After completion of the foregoing, any remaining proceeds or monies shall promptly be returned to Tenant. However, if such Work has not been so completed and such acknowledgments have not been submitted to Owner within thirty (30) days after the date Owner determines to be appropriate for the completion of such work, Owner may apply such proceeds or monies to the extent necessary to so complete such work and obtain such acknowledgments, whereupon any remaining proceeds or monies shall be promptly returned to Tenant.

     Upon satisfactory compliance by the Tenant with all the Rules and Regulations and adherence to the Building Standard Installations, Owner will give written approval for Tenant to proceed with proposed work.

                             [MAP OF AREA COVERED]

                Inserts to Lease between 400 Columbus Avenue LLC,
                Owner/Landlord, and Candies Incorporated, Tenant

1.   after notice and applicable cure periods

2.   such approval not to be unreasonably withheld, conditioned or delayed

3.   reasonably

4. which must be reasonable and Landlord's actual expenses, and in no event shall cover or pertain to repairs which are the obligation of Owner.

5.   reasonable

6. If Landlord is unable to restore the demised premises within one hundred eighty (180) days after the event of casualty, Tenant may elect to cancel and terminate the Lease on ninety (90) days' notice, unless, within such ninety (90) day period, Landlord provides evidence reasonably satisfactory to Tenant that Landlord will be able to restore the demised premises within the aforesaid one hundred eighty (180) days. In the event Landlord has not commenced its work to restore the demised premises within ninety (90) days after the event of casualty, the Tenant may elect to terminate the Lease on sixty (60) days' notice to Landlord.

7.   ten (10) days

8.   Substantially all

9.   On prior reasonable notice

10.  In an emergency

10A. Beyond a ten (10) day grace period

11.  Reasonable

12.  After notice and expiration of any applicable cure period

13. Provided same to not adversely affect Tenant's access to the demised premises

14.  Reasonably

15.  Beyond Owner's reasonable control

16.  Or nationally recognized overnight delivery service

17.  Arising thereafter

18.  After written notice and beyond any applicable cure period

19.  Either Tenant or Landlord

20.  The other party

21.  Reasonable

22.  Unreasonably

23.  Reasonably


                                      -2-